UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2004
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-6000

Not Applicable
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(Former name or former address, if changed since last report)

Item 5.   Other Events.

Effective April 21, 2004, the Board of Directors of Computer Associates International, Inc. elected Lewis S. Ranieri as Chairman of the Board of Directors.  In addition, Sanjay Kumar resigned as Chairman and Chief Executive Officer, and as a director, and has accepted the position of Chief Software Architect, a new position at the Company.  The Company expects to appoint an interim Chief Executive Officer shortly, and is commencing a search for a new Chief Executive Officer.  A copy of the press release issued by the Company in connection with the foregoing is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit
99.1 - Press release dated April 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: April 21, 2004	By:	/s/ Jeff Clarke
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Jeff Clarke
Executive Vice President and Chief Financial Officer